Prepared at the Request of Counsel
Outdated Materials
Subject to Cleanse



Project Iris: Financial Forecast Cleansing Materials

April 2022

Financial Forecast Disclosure: Cleansing Materials

$ in millions

Prepared at the Request of Counsel
Outdated Materials
Subject to Cleanse

March 2022 Re-Forecast: EPTS and Software

	2022E	2023E	2024E	2025E
Revenue				
EPTS	$81.0	$92.2	$105.4	$107.9
Software	19.5	24.8	28.3	32.1
Total	**$100.5**	**$117.0**	**$133.7**	**$140.0**
EBITDA				
EPTS	50.4	57.5	68.8	67.4
Software	2.7	5.1	6.2	8.1
Support Costs	(18.3)	(17.0)	(15.9)	(14.8)
Total	**$34.8**	**$45.6**	**$59.0**	**$60.7**
Total Capex	(13.2)	(26.4)	(25.4)	(24.8)
EBITDA – Capex	**$21.6**	**$19.2**	**$33.7**	**$35.9**

Financial Forecast Disclosure: Cleansing Materials (Cont'd.)

$ in millions

Prepared at the Request of Counsel
Outdated Materials
Subject to Cleanse

Legacy vs. New Software Detail (2022 vs. 2021)

2021 Actuals			
	2021 (Actual)	Legacy	New
Net Sales (3rd Party)	**$15.1**	**$13.2**	**$2.0**
Net Cost of Sales	0.7	0.7	-
Sales Margin	$14.5	$12.5	$2.0
Sales Margin %	*96%*	*95%*	*100%*
Period Costs	6.4	5.0	1.4
Gross Profit	**$8.1**	**$7.5**	**$0.6**
Gross Profit %	*54%*	*57%*	*30%*
Development	$3.7	$2.2	$1.5
M&S	1.9	1.2	0.7
GSA	0.9	0.5	0.4
Operating Expenses	6.5	3.9	2.6
Net Operating Expense %	*43%*	*30%*	*131%*
Operating Income	**$1.6**	**$3.6**	**($2.0)**
Operating Income %	*11%*	*27%*	*(101%)*
Other Income / Expense	(0.1)	(0.1)	-
Depreciation	0.2	0.1	0.1
EBITDA	**$1.8**	**$3.6**	**($1.9)**
EBITDA %	*12%*	*27%*	*(95%)*
Capex	(0.2)	(0.1)	(0.1)

2022 Base-Case			
	2022 (Base)	Legacy	New
Net Sales (3rd Party)	**$19.5**	**$13.4**	**$6.1**
Net Cost of Sales	3.3	0.7	2.6
Sales Margin	$16.2	$12.7	$3.5
Sales Margin %	*83%*	*95%*	*57%*
Period Costs	6.1	4.6	1.5
Gross Profit	**$10.1**	**$8.1**	**$2.0**
Gross Profit %	52%	61%	32%
Development	$4.0	$2.3	$1.7
MSS	2.3	1.5	0.8
GSA	1.3	0.9	0.3
Operating Expenses	7.6	4.8	2.9
Net Operating Expense	*39%*	*36%*	*47%*
Operating Income	**$2.5**	**$3.4**	**($0.9)**
Operating Income %	*13%*	*25%*	*(14%)*
Other Income / Expense	-	-	-
Depreciation	0.2	0.1	0.1
EBITDA	**$2.7**	**$3.5**	**($0.8)**
EBITDA %	*14%*	*26%*	*(13%)*
Capex	(0.2)	(0.1)	(0.1)

2022 Proforma (Full Country Scale)			
	2022 (Proforma)	Legacy	New
Net Sales (3rd Party)	**$26.6**	**$13.4**	**$13.2**
Net Cost of Sales	7.9	0.7	7.2
Sales Margin	$18.7	$12.7	$6.0
Sales Margin %	*70%*	*95%*	*45%*
Period Costs	6.1	4.6	1.5
Gross Profit	**$12.6**	**$8.1**	**$4.5**
Gross Profit %	*47%*	*61%*	*34%*
Development	$4.0	$2.3	$1.7
M&S	2.3	1.5	0.8
GSA	1.3	0.9	0.3
Operating Expenses	7.6	4.8	2.9
Net Operating Expense	*29%*	*36%*	*22%*
Operating Income	**$5.0**	**$3.4**	**$1.6**
Operating Income %	*19%*	*25%*	*12%*
Other Income / Expense	-	-	-
Depreciation	0.2	0.1	0.1
EBITDA	**$5.2**	**$3.5**	**$1.7**
EBITDA %	*20%*	*26%*	*13%*
Capex	(0.2)	(0.1)	(0.1)

Financial Forecast Disclosure: Cleansing Materials (Cont'd.)

Prepared at the Request of Counsel
Outdated Materials
Subject to Cleanse

$ in millions

February 2022 Forecast: 2022E by Quarter ("Harvest")

	1Q'22E	2Q'22E	3Q'22E	4Q'22E	2022E
Revenue					
EPTS	$12.8	$21.1	$6.6	$28.2	$68.7
Software	2.6	14.6	4.3	4.6	26.1
Devices	4.2	5.2	4.6	4.7	18.7
Total	**$19.6**	**$40.9**	**$15.4**	**$37.6**	**$113.5**
EBITDA (Post Cost Savings)					
EPTS	$5.6	$16.6	$3.3	$23.4	$48.9
Software	(0.7)	3.8	0.7	1.3	5.2
Devices	0.3	0.6	0.6	0.6	2.1
Support Costs	(5.2)	(3.0)	(2.4)	(2.4)	(12.9)
Total	**($0.1)**	**$18.0**	**$2.3**	**$23.0**	**$43.2**
Total Capex	(2.9)	(2.2)	(2.2)	(2.8)	(10.0)
EBITDA – Capex	**($3.0)**	**$15.9**	**$0.1**	**$20.2**	**$33.2**

Financial Forecast Disclosure: Cleansing Materials (Cont'd.)

Prepared at the Request of Counsel
Outdated Materials
Subject to Cleanse

$ in millions

December 2021 Base Case: New Software

	5/1/22E – 12/31/22E	2023E	2024E	2025E
New Software Revenue	$2.8	$8.0	$9.7	$12.0
New Software EBITDA	($0.6)	$2.5	$3.1	$4.1

December 2021 Downside Case: New Software

	5/1/22E – 12/31/22E	2023E	2024E	2025E
New Software Revenue	$2.6	$8.0	$9.7	$12.0
New Software EBITDA	($0.5)	$2.5	$3.1	$4.1

December 2021: EPTS Data Library Revenue

	2021E	2022E	2023E	2024E	2025E
Data Library Revenue: Low	$32	$48	$44	$35	$27
Data Library Revenue: Base (CIM)	$25	$53	$34	$35	$27

Summary of Indicative Non-Binding Bids Received

$ in millions

Segment	IOI's Received (Count)	Indicative Enterprise Value Bid / Bid Ranges (1)
Software	2	$8.0 - $30.0
EPTS	1	$25.0 - $30.0
Devices	1	$8.0
Devices + Software	1	$18.5

(1) Amounts inclusive of contingent or non-cash consideration in certain cases and reflected on a gross basis without accounting for certain buyer deductions for assumed liabilities

Historical Data Library Appraisal

$ in millions

Prepared at the Request of Counsel
Outdated Materials
Subject to Cleanse

Data Library	November 2021 Appraisal	September 2020 Appraisal	% Change
Total Gross Value	$103.3	$108.9	(4.7%)
Expenses	(7.8)	(8.2)	(5.1%)
Total Net Value (Rounded)	$95.5	$101.0	(5.4%)

Source: 3rd party appraisal